Exhibit 99.2

This Statement on Form 3 is filed by: (i) College Top Holdings, Inc.; (ii) College Parent L.P., (iii) College Parent Holdings GP, LLC; (iv) AP IX College Holdings, L.P.; (v) AP IX College Holdings GP, LLC; (vi) Apollo Management IX, L.P.; (vii) AIF IX Management, LLC; (viii) Apollo Management, L.P.;(ix) Apollo Management GP, LLC; (x) Apollo Management Holdings, L.P.; and (xi) Apollo Management Holdings GP, LLC.

Name of Designated Filer: Apollo Management Holdings GP, LLC

Date of Event Requiring Statement: June 15, 2022

Issuer Name and Ticker or Trading Symbol: EDGIO, Inc.

COLLEGE TOP HOLDINGS, INC.

By:	College Parent L.P.,
its sole shareholder

	By:	College Parent Holdings GP, LLC
its general partner

		By:	AP IX College Holdings, L.P.,
its sole member

			By:	AP IX College Holdings GP, LLC,
its general partner

				By:	/s/ James Elworth
James Elworth
Vice President

COLLEGE PARENT L.P.

By:	College Parent Holdings GP, LLC
its general partner

	By:	AP IX College Holdings, L.P.,
its sole member

		By:	AP IX College Holdings GP, LLC,
its general partner

			By:	/s/ James Elworth
James Elworth
Vice President

COLLEGE PARENT HOLDINGS GP, LLC

By:	AP IX College Holdings, L.P.,
its sole member

	By:		AP IX College Holdings GP, LLC,
its general partner

		By:	/s/ James Elworth
James Elworth
Vice President

AP IX COLLEGE HOLDINGS, L.P.

By:	AP IX College Holdings GP, LLC,
its general partner

	By:		/s/ James Elworth
James Elworth
Vice President

AP IX COLLEGE HOLDINGS GP, LLC

By:	/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT IX, L.P.

By:	AIF IX Management, LLC,
its general partner

	By:		/s/ James Elworth
James Elworth
Vice President

AIF IX MANAGEMENT, LLC

By:	/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC,
its general partner

	By:		/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT GP, LLC

By:		/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:		Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:		/s/ James Elworth
James Elworth
Vice President

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